UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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EVOLVING SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2017

To the Stockholders of Evolving Systems, Inc.:

You are invited to attend the annual meeting of the stockholders of Evolving Systems, Inc. which will be held at 9:00 a.m. local time at the Company’s headquarters located at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on June 14, 2017.

At the meeting, you will be asked to act on the following matters:

1.                                      to elect the six nominees named in this Proxy Statement as directors, each for a one-year term;

2.                                      to approve an amendment to the Company’s 2016 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 400,000 shares;

3.                                      to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers;

4.                                      to ratify the selection of Friedman LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for our fiscal year ending December 31, 2017; and

5.                                      to consider such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Proxy Statement accompanying this Notice describes these items more fully.

Only holders of record of shares of Evolving Systems’ common stock at the close of business on April 17, 2017 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.

By order of the Board of Directors,

Englewood, Colorado April 28, 2017	Daniel J. Moorhead Chief Financial Officer & Secretary

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 14, 2017

This proxy statement contains information related to the annual meeting of stockholders of Evolving Systems, Inc. which will be held at 9:00 a.m. local time at the Company’s headquarters located at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on June 14, 2017, and any postponements or adjournments of the meeting. Evolving Systems first mailed, or made available on the Internet, these proxy materials to stockholders on or about May 5, 2017.  In this proxy statement, “Company,” “Evolving Systems,” “we,” “us,” and “our” each refer to Evolving Systems, Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by Evolving Systems. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

The proxy materials include:

•                  Our proxy statement for the annual meeting; and

•                  Our 2016 Annual Report to Stockholders, which includes our audited consolidated financial statements.

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on April 17, 2017.  All stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice (http://www.evolving.com/investors), or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice will provide you with instructions regarding how to:

•                  View our proxy materials for the annual meeting on the Internet; and

•                  Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

•                              To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•                              To vote on the Internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 13, 2017 to be counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What You Are Voting On

At the Annual Meeting, there are four matters scheduled for a vote of the stockholders:

•                  Election of Directors. Election of David J. Nicol, David S. Oros, Richard R. Ramlall, Julian D. Singer, Matthew Stecker and Thomas Thekkethala as members to the Company’s Board of Directors to serve until the 2018 annual meeting of stockholders or until their successors have been duly elected and qualified;

•                  Amendment of 2016 Stock Incentive Plan. Approval of an amendment to the Company’s 2016 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 400,000 shares;

•                  Advisory Vote on Executive Compensation. Advisory approval in a non-binding vote of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, or “say on pay.” Even though your vote is advisory and, therefore, will not be binding on the Company, the Board’s Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation; and

•                  Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2017.

You may either vote “For” each of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  If you receive more than one proxy card, your shares are registered in more than one name, or are registered in different accounts, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of Evolving Systems’ common stock at the close of business on April 17, 2017, the record date, are entitled to vote at the meeting or any postponements or adjournments of the meeting. As of the record date, Evolving Systems had 12,464,900 shares of common stock outstanding.

The presence at the meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of common stock is entitled to one vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares so the broker is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or proposals 2 or 3 if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes	Not voted	Not voted

2	Approval of Amendment to 2016 Stock Incentive Plan	Majority of votes cast	Not voted	Not voted

3	Advisory vote on executive compensation (“Say on Pay”)	Majority of votes cast	Not voted	Not voted

4	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	Not voted	Discretionary vote — brokers may vote

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Specifically, the Board’s recommendations are as follows:

•                  FOR the election of each of the six nominees for director;

•                  FOR the approval of the amendment to the 2016 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 400,000 shares;

•                  FOR the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers; and

•                  FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for our fiscal year ending December 31, 2017.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the annual meeting, including any postponements or adjournments thereof. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Evolving Systems either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and request to recast your vote. Attendance at the annual meeting will not, by itself, revoke a previously granted proxy.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting a single proxy statement and annual report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for Evolving Systems. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Evolving Systems, Inc., Daniel J. Moorhead, Secretary, 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, or contact Daniel J. Moorhead at 303-802-1000.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Procedures and Tabulation of Votes

Our independent election inspector will tabulate votes cast by proxy or in person at the meeting. We will also report the results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is currently composed of 6 members, with each member elected annually for a term of one year. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the director for which the vacancy occurred and until the director’s successor is elected and qualified.

Under the director independence guidelines, the Board of Directors must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director in order to qualify as independent. To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and our Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

Based on the review and recommendation by the Governance and Nominating Committee, the Board of Directors analyzed the independence of each director and determined that five of our directors (Messrs. Nicol, Oros, Ramlall, Singer and Stecker) are independent under NASDAQ’s current listing standards and that each of them is free of any relationship that would interfere with his individual exercise of independent judgment. Mr. Thekkethala, the Company’s CEO, is not considered independent under NASDAQ’s current listing standards. The Board of Directors determined that the consulting arrangement between Mr. Ramlall and the Company during calendar year 2016 described under “Certain Relationships and Related Transactions—Consulting Agreements with Related Parties,” did not affect Mr. Ramlall’s independence.

All of our directors have terms of office expiring in 2017. The Board has nominated Messrs. Nicol, Oros, Ramlall, Singer, Stecker and Thekkethala for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the annual meeting, each of the nominees would serve until the 2018 annual meeting of stockholders.

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve. The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Set forth below is biographical information for the persons nominated for election as a director at the annual meeting. Ages are as of April 28, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

Nominees for Election for a One-Year Term Expiring at the 2018 Annual Meeting

David J. Nicol

David J. Nicol, 71, became a member of the Board of Directors in March 2004. Mr. Nicol also serves on the boards or advisory boards of several private companies. A member of the National Association of Corporate Directors (since 2004) and Financial Executives International, since 2015 he has been on the faculty in the Finance Department at the Bloch School of Management at UMKC. From 2012 through 2014, Mr. Nicol was President/COO of a security innovation company since acquired. Prior to that assignment, he was a consultant to several companies, each subsequently acquired by listed companies. From 2006 through 2009, he was EVP/Chief Financial Officer for Solutionary, a managed IT security services provider, since acquired by NTT Security. During 2004-5, Mr. Nicol raised ‘A’ round venture funding and helped launch Sipera Systems (VOIP security solutions), later acquired by Avaya. From 2001 through 2004, he was Senior Vice President for VeriSign Communications Services, a provider of signaling and intelligent network services to communication service providers. Prior to its acquisition by VeriSign in 2001, Mr. Nicol held the same position at Illuminet (Nasdaq) from 1996, and its predecessor company ITN from 1994. In those capacities, he was responsible for strategy, business development, product management and development, and application services support. From 1990 to 1994, he was Chief Operating Officer for two private technology services companies, each subsequently acquired by listed companies. From 1984 to 1990, Mr. Nicol held officer positions with United Telecom (now Sprint), lastly serving as Corporate Vice President Planning.  Mr. Nicol holds a B.Sc. from Ohio State University, an M.A. from Case Institute of Technology, and a Ph.D. from Case Western Reserve University.

With his years of executive experience at United Telecom, ITN, Illuminet, Verisign and Solutionary, Mr. Nicol brings to the Board senior-level, functionally broad management ability, with deep experience in telecom, IT services and technology, both domestic and international. Complimenting his appointment to the Finance faculty at the UMKC Bloch School, his experience as CFO at Solutionary gives him an in-depth understanding of financial strategy and operations. Mr. Nicol is able to draw upon, among other things, his knowledge of raising capital and investor communications, having served as a member of the roadshow team that took Illuminet public (Nasdaq), as well as having raised significant debt and equity funding for Solutionary and several other early-stage companies. In addition, Mr. Nicol has a Ph.D. in corporate finance and has taught corporate finance at the MBA level at the Weatherhead School of Management of Case Western Reserve University and elsewhere.

David S. Oros

David S. Oros, 57, joined our Board of Directors in March 2008. Since March 2013, he has been a founding partner of Gamma 3 LLC, a Baltimore, Maryland based investment initiative focused on acquiring, building and incubating advanced technical intellectual property and providing early stage funding to advanced technology companies. Over the last ten years, Mr. Oros has started over eight companies primarily in the technology field. He is currently the Chairman and founder of Terbium Labs, an information security company that runs Matchlight, a data intelligence system, and he is also Chairman of Gemstone Biotherapeutics LLC, a leader in the field of tissue engineering and regenerative medicine. From June 2006 to February 2013, Mr. Oros was the managing partner of Global Domain Partners, LLC, a managed futures company that uses advanced optimization modeling as a predictive tool for worldwide markets, currencies and commodities. From 2006 to 2010, Mr. Oros served as Chairman of the Board of NexCen Brands, Inc., a leading vertically integrated brand acquisition and management firm focused on brand management. From 1996 until June 2006, Mr. Oros was the Chairman of the Board and CEO of Aether Systems, Inc., a leading provider of wireless and mobile data solutions for the transportation, fleet management and public safety industries. From 1994 until 1996, Mr. Oros was President of NexGen Technologies, L.L.C., a wireless software development company. From 1992 until 1994, he was President of the Wireless Data Group at Westinghouse Electric. Prior to that, from 1982 until 1992, Mr. Oros was at Westinghouse Electric directing internal research and managing large programs in advanced airborne radar design and development. Mr. Oros received a B.S. in mathematics and physics from the University of Maryland, and holds a U.S. patent for a multi-function radar system. Mr. Oros currently serves on the Board of Visitors for the University of Maryland Baltimore County.

Mr. Oros has had front line exposure to many of the issues facing public companies, particularly on operational, financial and corporate governance matters, from his former role as Managing Partner of Global Domain Partners and previously having served as Chairman of NexCen Brands, CEO of Aether Systems, President of NexGen Technologies, LLC and President of the Wireless Data Group of Westinghouse Electric. With his knowledge of the complex issues facing global companies and his understanding of what makes businesses work effectively and efficiently, Mr. Oros is a skilled advisor. His formal education and his experience in directing large research and development programs while at Westinghouse Electric also provides him with the background and expertise to assist the Board with technology-related issues.

Richard R. Ramlall

Richard R. Ramlall, 61, became a member of the Board of Directors in March 2008.  He currently serves as the Vice President of Investor and Public Relations at Internap (NASDAQ:INAP) since January 1, 2017.  Internap is a leading technology provider of Internet infrastructure services. Prior to his current assignment, from September 2013 to December 2016, through Ramlall Partners LLC, he provided investor relations, financial and regulatory due diligence and compliance, business development, strategic planning, and public relations consulting to public and private organizations in the financial, telecom and energy sectors. He also was selected to the 2014-2017 Advisory Board of the Washington Wizards NBA Franchise.  Prior to his consulting with his LLC, he served as Senior Vice President, Corporate Development and Chief Communications Officer of Primus Telecommunications Group, Incorporated (NYSE:PTGI), from November 2010 to August 2013. Before being successfully sold to various entities, Primus was a leading provider of advanced communication solutions, including broadband Internet, traditional and IP voice, data, mobile services, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada and Australia.  From March 2005 to August 2010, he served as Senior Vice President, Strategic External Affairs and Programming at RCN Corporation, the leading overbuilder broadband provider of video, data, and voice services to residential, business and commercial/carrier customers.  Prior to joining RCN in March 2005, Mr. Ramlall served as Senior Managing Director and Executive Vice President of Spencer Trask Media and Communications Group, LLC (a division of New York-based venture capital firm Spencer Trask & Company) based in Reston, Virginia, from June 1999.  From March 1997 to June 1999, Mr. Ramlall served as Vice President and Managing Director for Strategy, Marketing and International Government Affairs for Bechtel Telecommunications, a subsidiary of Bechtel Corporation. Prior to that, Mr. Ramlall was Executive Director for International Business Affairs for Bell Atlantic International and spent over 18 years at Bell Atlantic (now Verizon) including assignments in Product Management, Legal, Regulatory, Rates, Forecasting and Country Manager—Indian Subcontinent.  In 1990, Mr. Ramlall was selected to serve a one-year appointment under the Presidential Exchange Executive Program of the White House. Mr. Ramlall formerly served on the Alzheimer’s Association—National Capital Area Board of Directors from 2008-2012 and a number of private company Boards. Mr. Ramlall holds a B.S. in Business Administration and an M.G.A. (Technology Management) from the University of Maryland.

Mr. Ramlall brings to our Board more than 39 years of experience in the telecommunications/IT industry and more than 24 years of international business experience, as well as operational experience at a senior executive level, with particular emphasis on Indian operations. As Senior Vice President for Corporate Development and Chief Communications Officer at Primus, in addition to previous assignments, Mr. Ramlall was responsible for International Business Development, M&A, Investor Relations, Public Relations and Regulatory Affairs, bringing valuable investor and corporate governance expertise and experience to our Board and our management team. Mr. Ramlall has won more than 25 Business Communications awards and in March 2013 was recognized as one of the Top 25 Minority Business leaders in the Washington D.C. Metro Area.

Julian D. Singer

Julian D. Singer, 33, became a member of the Board of Directors in January 2015.  Prior to that, he served as a nonvoting observer to the Board of Directors from July 2014 until December 2014.  Since May 2013 Mr. Singer has been engaged as an independent investment advisor.  Prior to that, from April 2006 through June 2011, Mr. Singer served as an assistant trader and an analyst with York Capital Management where he evaluated potential mergers and acquisitions.  Mr. Singer currently serves on the Board of Directors of Live MicroSystems, Inc., which sold its operating assets in 2013, and Fiber Span, a privately held company providing distributed antenna systems (DAS) technology primarily for public safety projects.  Mr. Singer has a B.S. in Finance from Lehigh University and an M.B.A. from the NYU Stern School of Business.

Mr. Singer has a background in finance and investing in various industries, including software and telecommunications, as well as mergers and acquisitions.  Drawing from his experience in these areas, Mr. Singer provides valuable strategic and financing advice to the Company’s management and the Board.

Matthew Stecker

Matthew Stecker, 48, joined our Board of Directors in March 2016 and was named Chairman of the Board in August 2016.  He has served as a Senior Policy Advisor to the United States Department of Commerce since November 2014 and currently serves on the board of Live Microsystems, Inc. (OTC:LMSC). He previously served on the boards of MRV Communications from April 2013 to June 2016 and HealthWarehouse.com Inc. from December 2010 to August 2013, where he also served on the compensation committee.  From January to November 2014, Mr. Stecker served as the Vice President of Mobile Entertainment for RealNetworks (NASDAQ:RNWK). From November 2009 to December 2013, he served as CEO of Live MicroSystems, Inc., and from April 2005 to November 2009 he was a senior executive in both Telecom Operations and Strategy at Cartesian, Inc. (NASDAQ:CRTN). He received his BA in Political Science and Computer Science from Duke University, and his JD from the University of North Carolina at Chapel Hill School of Law.

Mr. Stecker brings to our Board 20 years of experience as a public company executive in the telecommunications and wireless industries, which are highly relevant to the Company’s business and will assist the Company in developing, executing and evaluating business strategies and industry partnerships. As a new director, he also brings a fresh perspective to issues the Company is facing.

Thomas Thekkethala

Thomas Thekkethala, 55, was promoted to CEO in January 2016 after being named President and a Director of Evolving Systems when RateIntegration, Inc. d/b/a Sixth Sense Media, was acquired by Evolving Systems on September  30, 2015. Mr. Thekkethala was a founding investor, Chairman and CEO of RateIntegration from February 2004 until the company’s acquisition by Evolving Systems in September 2015. Prior to Sixth Sense Media, from December 1999 until September 2015, he was Founder and Managing General Partner at JT Ventures, an early stage technology venture fund where he led investments in Allegro (acquired by Cisco), Fidelia (acquired by NetScout) and Ibrix (acquired by HP).

Mr. Thekkethala also co-founded telecom software companies SRG Inc. and Consolidated Communication Systems and Services, where he developed the product vision and market strategy, and led the companies to their successful acquisitions. Mr. Thekkethala started his career at an early-stage wireless carrier that grew to a market leader before its acquisition by Ameritech (now ATT Wireless).  Mr. Thekkethala serves on the board of LearnforLifeFoundation.Org.  He holds a Bachelors in Electrical Engineering and a Masters in Information Management from Washington University, St. Louis.

Mr. Thekkethala has over 25 years of experience in financing and building enterprise software companies and managing them in all stages of business, through formation, capital raising, growth and acquisition.  As a director who is also our Chief Executive Officer, he has detailed knowledge of the Company’s business and operational matters and brings a keen understanding of these issues to Board deliberations.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Leadership Structure

Our Board believes it is important to retain flexibility in allocating the responsibilities of the Chief Executive Officer (“CEO”) and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly. Currently, we have an independent Chairman of the Board with Mr. Stecker serving in that role. He provides valuable experience on the Company’s business and industry and works closely with our CEO in establishing Board meeting agendas to discuss key business and strategic issues.

Inasmuch as our Chairman position is held by an independent director, we do not have a separate Lead Independent Director.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its committees, as well as senior management, to support the Board’s oversight role. The Company’s Compensation Committee provides information about risks relating to the Company’s compensation plans and arrangements. The Audit Committee assists with oversight of financial risks, and the Nominating and Governance Committee focuses on risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks, the full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board of Directors and its committees. Our Board of Directors provides management oversight, helps guide the Company on strategic planning, approves the Company’s operating budgets and meets regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

Our Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and several special meetings each year. At least twice a year, time is set aside for the independent directors to meet without management present. Our Board met formally nine times in 2016 in addition to conference calls throughout the year. In fiscal year 2016 each director attended at least 75% of all Board meetings held during such director’s tenure on the Board.

The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Below is a table that provides membership and meeting information for each of the Board committees during 2016. In fiscal year 2016 each committee member attended at least 75% of the meetings of each applicable committee.

Name	Audit	Compensation	Nominating & Governance
Mr. Nicol	X*	X*
Mr. Oros	X	X
Mr. Ramlall		X	X
Mr. Singer			X
Mr. Stecker	X		X*
Mr. Thekkethala
Mr. Dupper (1)
Total meetings in fiscal year 2016	4	**	1

(1) Thaddeus Dupper was a member of the Company’s Board of Directors until August 16, 2016.

* Denotes Committee Chair as of December 31, 2016.

** The Committee members met informally several times during the year, following which they acted formally through unanimous consent resolutions.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

The Audit Committee.  The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee meets with our independent registered public accounting firm at least annually to review the results of the annual audit and discuss the financial statements. The Committee also meets with our independent registered public accounting firm quarterly to discuss the results of the accountants’ quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the registered public accounting firm to be retained; and receives and considers the accountants’ comments as to internal controls and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission (SEC) and reviews all financial press releases prior to release. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee’s Charter, a copy of which is posted on the Company’s website, www.evolving.com, under “Investors — Corporate Governance.” The Audit Committee currently consists of Messrs. Nicol, Oros and Stecker, all of whom are independent directors as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 10A(m)(3) and NASDAQ listing standards. The Board of Directors has determined that Mr. Nicol is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. For more information concerning the Audit Committee see the “Report of the Audit Committee” contained in this proxy statement.

The Compensation Committee.  The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of our executive officers, to review and recommend an incentive compensation plan, approve grants of stock awards to employees and consultants under our stock incentive plan and otherwise determine compensation levels and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee consists of Messrs. Nicol, Oros and Ramlall, all of whom are independent directors under NASDAQ listing standards.

The Compensation Committee meets outside the presence of all of our executive officers to consider appropriate compensation for our chief executive officer, or CEO. The Compensation Committee annually analyzes our CEO’s performance and determines his base salary and incentive compensation and stock awards, based on its assessment of his performance and other considerations described in the Compensation Discussion and Analysis. For our other named executive officer, the Compensation Committee meets separately with our CEO. Our CEO annually reviews our other named executive officer’s performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, payments to be made under our incentive compensation plan and equity incentive awards for all officers, excluding himself. Based in part on these recommendations from our CEO and other considerations described in the Compensation Discussion and Analysis, the Compensation Committee approves the annual compensation package of our other executive officer. In 2010 the Compensation Committee engaged the services of Radford, an Aon Hewitt company, to assist the Committee in establishing compensation levels for executive officers. The Committee has made no significant changes to the executive officers’ compensation plans since commissioning the study.

The specific responsibilities and functions of the Compensation Committee are discussed in the Compensation Committee Charter, which is posted on our website, www.evolving.com, under “Investors — Corporate Governance.”

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee are to monitor corporate governance matters, to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring on the Board of Directors, and to assist the Board with assessing the independence of the members of our Board of Directors.

Criteria and Diversity. In filling vacancies that occur on the Board, and nominating candidates for election, the Nominating and Governance Committee takes into account certain minimum qualifications and qualities that the Committee believes are necessary for one or more of the Company’s directors to possess. These qualifications and qualities are as follows:

•                  Experience with businesses and other organizations comparable to the Company. For example, experience in the telecommunications industry, doing business internationally and/or experience in a software development company is desirable.

•      Experience in reviewing, and the ability to understand, financial statements.

•      Experience in investor relations and the operational and corporate governance aspects of running a public company.

•                  Experience working with or overseeing management and establishing effective compensation strategies to align management with Company objectives and stockholder financial returns.

•                  The candidate’s independence from conflict or direct economic relationship with the Company.

•                  The candidate’s contacts within the telecommunications industry, and/or within the finance and investment banking industry.

•      Experience with mergers and acquisitions.

•                  The ability of the candidate to attend Board and committee meetings regularly (either in person or by telephone) and devote an appropriate amount of effort in preparation for those meetings.

•      A reputation, strength of character and business judgment befitting a director of a publicly held company.

Candidates for the Board should have some, but not necessarily all, of the above-described criteria. Although the Company has no formal policy regarding diversity, the Committee seeks diversity in the broadest sense, with the goal of having a Board composed of a broad diversity of experience, professions, skills, geographic representation, backgrounds and culture. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests using its diversity of experience and sound business judgment. Nominees or potential nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The process used by the Nominating and Governance Committee for identifying and evaluating nominees for directors is as follows:

•                  Nomination of an existing Board member whose term is expiring. Each year prior to preparation of the proxy statement for the annual meeting, the Nominating and Governance Committee meets to determine whether current Board members desire to remain on the Board and, if so, whether each individual should be recommended for nomination. The Committee evaluates whether each individual continues to meet the then current qualifications and qualities established by the Committee for Board membership, as well as the contributions made by the individual during his or her tenure on the Board. The Committee, among other things, takes into consideration the individual’s attendance at Board and committee meetings and his or her participation in, and preparation for, such meetings. In the event the Committee determines that it is in the Company’s best interest to nominate an existing Board member for re-election, the Committee will adopt a formal recommendation for consideration and adoption by the full Board of Directors, which, if adopted by the Board of Directors, will be contained in the proxy statement.

•                  Consideration of candidates proposed by stockholders. The Nominating and Governance Committee will consider candidates for the Board proposed by stockholders. Stockholders wishing to nominate a candidate for consideration by the Committee may do so by writing to the Company’s Secretary and providing the candidate’s name, biographical data and qualifications. The Committee will consider the candidate for nomination in the same manner as described below, “Consideration of new candidates for the Board.” A stockholder proposal for inclusion in the proxy statement (and received in accordance with the procedures described in our Bylaws and our previous year’s proxy statement) will be included in the proxy statement in accordance with SEC regulations.

•                  Consideration of new candidates for the Board. The Nominating and Governance Committee will consider new candidates for the Board to fill vacancies that occur on the Board or to expand the size of the Board. Recommendations for candidates may be submitted to the Committee through the Company’s Secretary. The Secretary will forward names and qualifications of proposed candidates to the Committee members. The Committee will review the materials to determine whether the candidate appears to meet the qualifications and qualities established by the Committee for Board membership. If the candidate appears to be qualified, the Committee will conduct an interview of the candidate and the candidate may be asked to interview with management as well as other members of the Board. The Committee may recommend a candidate for membership on the Board, subject to final approval of a majority of the Board of Directors, and the results of a background investigation and reference check of the candidate.

The specific responsibilities and functions of the Nominating and Governance Committee are set forth in the Nominating Committee Charter. The Committee’s charter is posted on our website, www.evolving.com, under “Investors — Corporate Governance.”  The current members of the Nominating and Governance Committee are Messrs. Stecker, Ramlall and Singer, all of whom are independent directors under NASDAQ listing standards.

DIRECTOR COMPENSATION

The 2016 compensation plan for non-employee members of the Board of Directors and the committees of the Board is described in the table below.

	Annual retainer (payable in quarterly increments)	Additional annual cash compensation for non-employee Chairperson
Board of Directors	$20,000	$	N/A
Audit Committee	$0		$5,000
Compensation Committee	$0		$5,000

Upon joining our Board of Directors, each non-employee director receives stock options to purchase an aggregate of 15,000 shares of our common stock. This initial award may be granted in installments. Options are priced at the closing price of our common stock on the date of the grant.  In 2016 no restricted stock awards were made to our non-employee directors.

We do not provide any deferred compensation, health or other personal benefits to our directors. We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and Committee meetings. We encourage, but do not require, our Board members to own stock in the Company.

2016 Director Compensation Table

The table below summarizes the compensation earned by non-employee directors for the fiscal year ended December 31, 2016.

(a) Name (1)	(b) Fees Paid in Cash ($)	(c) Option Awards ($)(5)	(d) Total ($)

David J. Nicol	$30,000	$0	$30,000
David S. Oros	$20,000	$0	$20,000
Richard R. Ramlall (2)	$65,500	$0	$65,500
Julian D. Singer	$20,000	$0	$20,000
Matthew Stecker (3)	$11,401	$61,500	$72,901
Thaddeus Dupper (4)	$33,968	$0	$33,968

(1)  See the Summary Compensation Table on page 23 for information on compensation earned by Mr. Thekkethala during fiscal year 2016.

(2)  In addition to his compensation as a director, Mr. Ramlall earned $45,500 in consulting fees for providing investor relations consulting services during 2016.

(3)  Mr. Stecker was appointed to the Board on March 17, 2016.

(4)  Mr. Dupper, the Company’s former Chief Executive Officer, was a member of the Company’s Board of Directors until August 16, 2016.  See Certain Relationships and Related Transactions on page 31 for information relating to fees paid to Mr. Dupper for severance and consulting services during 2016.

(5)  This column reflects the aggregate grant date fair value of stock options granted during the year computed in accordance with Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“FASB ASC Topic 718”).  For further information on these awards, see Note 9, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017.  As of December 31, 2016, each director named above held outstanding options to purchase the following number of shares:  Mr. Dupper:  91,089; Mr. Nicol: 23,200; Mr. Oros: 16,175; Mr. Ramlall: 14,625; Mr. Singer: 15,000; and Mr. Stecker: 15,000.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, at the following address:  Corporate Secretary, Evolving Systems, Inc., 9777 Pyramid Court, Suite 100, Englewood, CO 80112, Attn:  Board of Directors. Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We encourage, but do not require, Board members to attend our Annual Meeting of Stockholders.  Two members of the Board attended the 2016 Annual Stockholders’ Meeting.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and NASDAQ. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. Among other things, we have established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that we use each quarter, including at fiscal year-end, to prepare our periodic SEC reports.

The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its Committees and to set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are posted on the Company’s website under “Investors — Corporate Governance.” On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

The Board has also approved a Code of Business Conduct and a Code of Ethics for Finance Employees (collectively, the “Codes”), posted on our website, www.evolving.com, under “Investors — Corporate Governance.”  We require all employees and directors to adhere to the Code of Business Conduct in discharging their Company-related activities and our finance employees to also comply with the Code of Ethics for Finance Employees. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Codes. We intend to disclose on our website, or on a Current Report on Form 8-K, any amendments to or waivers of the Codes applicable to those of our senior officers to whom the Codes apply within four business days following the date of such amendment or waiver. Our Audit Committee has established a confidential hotline and procedures to receive, retain and treat complaints we receive regarding ethics, accounting and internal accounting controls of auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding ethics, accounting or auditing matters.

Policies and Procedures for Approval of Related Person Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families may also be a director, executive officer or investor or have some other direct or indirect material interest. We refer to these transactions as related person transactions. Related person transactions have the potential to create actual or perceived conflicts of interest between Evolving Systems and its directors and officers or their immediate family members.

In March 2007, the Board formally adopted a policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction in which (1) the Company is a participant, (2) any related person has a direct or indirect material interest and (3) the amount involved exceeds $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K. The Audit Committee is responsible for reviewing, approving and/or ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders. Transactions with related persons below the threshold level are reviewed and approved by the Compensation Committee.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE

2016 STOCK INCENTIVE PLAN

Introduction

In June 2016, our stockholders approved the 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan” or the “2016 Plan”). The Board has adopted, subject to stockholder approval, an amendment to the 2016 Plan to increase by 400,000 the number of shares of common stock that may be awarded under the plan to a total of 500,000 shares (the “Amendment”).  As of April 17, 2017, there were 31,134 shares remaining for issuance of stock awards under the 2016 Plan.

Purpose of the 2016 Plan

The 2016 Plan was adopted to give us the ability to provide equity-based compensation to participants to encourage them to continue providing services to the Company and to better assure that their interests are aligned with the interests of our stockholders. We believe that employees, directors and key consultants should have a significant stake in the Company under programs that link compensation to stockholder return. As a result, stock awards are an integral part of our compensation plan. The grant of a stock award has several attractive characteristics, both to the recipient and to the Company, which make such grants more attractive than increasing the level of cash compensation. For example, granting stock awards provides an incentive to individuals because stock ownership permits them to share in our growth. We benefit because these individuals will be motivated to grow and improve the performance of the Company. In addition, the grant of certain stock awards preserves our cash resources.

If the stockholders approve the Amendment to the 2016 Plan, we will reserve an additional 400,000 shares of common stock for issuance under the 2016 Plan. We anticipate that, following the receipt of stockholder approval of this proposal, we will, from time to time, make stock awards to eligible participants as part of our overall compensation strategy. In determining whether to vote for this proposal, stockholders should consider that they are subject to the risk of dilution to their interests which would result if additional shares of common stock are issued under the 2016 Plan, and that as a result of the issuance of such common stock the current stockholders will own a smaller percentage of our outstanding common stock.

We have not made any specific determinations regarding individuals who may receive awards, the size of stock awards or other terms of the awards. If the stockholders do not approve Proposal No. 2, the Company will continue the 2016 Plan according to its terms prior to the Amendment; as noted above, however, there are only 31,134 shares remaining for issuance under the 2016 Plan as of the record date.

By seeking stockholder approval of the 2016 Plan, we are also asking our stockholders to re-approve the performance goals set forth in the 2016 Plan, as described below. Because the Company intends for certain awards made under the 2016 Plan to comply with the requirements for performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, the Company must obtain stockholder approval every five years of the material terms of performance goals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2,
APPROVAL OF AN AMENDMENT TO THE 2016 STOCK INCENTIVE PLAN.

SUMMARY OF THE KEY TERMS OF THE 2016 PLAN

The following is a brief description of the 2016 Plan, as proposed to be amended. The full text of the 2016 Plan, as proposed to be amended, is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the text of the 2016 Plan, as amended, set forth in Appendix A.

Administration of the 2016 Plan

The Compensation Committee of the Board of Directors (the “Committee”) administers the 2016 Plan and determines recipients and types of awards to be granted, including the exercise price, exercisability and number of shares subject to the award. The Committee may also delegate administrative powers to a subcommittee or to officers of the Company subject to certain conditions. All action by the Committee under the Plan must be unanimous.

Eligibility

All employees (including officers), consultants and Directors of the Company or any parent or any subsidiary of the Company are eligible to receive stock awards under the 2016 Plan (each employee, consultant, and Director who receives such a stock award is referred to as a “participant”). Participants will receive grants of stock awards at the discretion of the Committee as compensation for their services to the Company.

Types of Awards

The types of stock awards that are available for grant under the 2016 Plan are:

•                              incentive stock options;

•                              non-statutory stock options;

•                              restricted stock;

•                              restricted stock units;

•                              stock appreciation rights;

•                              performance awards; and

•                              other stock-based awards.

Stock Subject to the 2016 Plan

Following the proposed amendment to increase the number of shares subject to the 2016 Plan by 400,000 shares, the maximum aggregate number of shares of our common stock that may be issued under the 2016 Plan may not exceed 500,000 shares, the “share reserve,” subject to adjustment for changes in capitalization. Each share of common stock issued pursuant to an award granted under the 2016 Plan will reduce the share reserve by one share. Subject to certain limitations, shares of common stock covered by stock awards that expire, are cancelled, terminate, are repurchased by us at cost or reacquired by us prior to vesting will revert to and be added to the share reserve or become available for issuance under the 2016 Plan. In addition, the share reserve will be reduced by the full number of shares of common stock covered by a stock appreciation right that is exercised or settled.

Annual Award Limits

Awards may be denominated in shares of common stock. The 2016 Plan contains a calendar year per participant limit of 125,000 shares underlying grants of awards, subject to adjustment as provided in Section 14 of the 2016 Plan, unless the Committee specifically determines at the time of grant that the award is not intended to qualify as performance-based compensation under the 2016 Plan. In addition, the annual limit will not apply in the following circumstances:  the Company acquires all or substantially all (greater than seventy-five percent (75%)) of the fair market value of the assets of another entity or the Company acquires a Controlling Interest (as defined in the 2016 Plan) of another entity.

Adjustment

Transactions not involving the receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of common stock subject to the 2016 Plan and outstanding awards. In that event, the 2016 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the 2016 Plan and other share limits. Outstanding awards also will be adjusted as to the class, number of shares and price per share of common stock subject to such awards.

Fair Market Value

Generally, fair market value of the Company’s common stock will be the closing sales price of one share of the Company’s common stock on the NASDAQ Capital Market on the date of determination. The fair market value of the Company’s stock as of April 17, 2017 was $4.80.

Stock Options and Stock Appreciation Rights

The Committee may award stock options in the form of non-statutory stock options or incentive stock options or stock appreciation rights, each with a maximum term of ten years. The exercise price for the option and the grant price for the stock appreciation right may not be less than 100% of the fair market value of one share of common stock on the date of grant. The Committee will establish the vesting schedule for stock options and stock appreciation rights and the method of payment for the exercise price of an option, which may include cash, shares, or other awards. The Committee will establish in the award agreement the period of time that the participant will have after termination of continuous service with the Company to exercise the vested portion of an outstanding option or stock appreciation right. Stockholder approval of the class of eligible participants under the 2016 Plan and the limit on the number of shares covered by an award granted to any one participant during a calendar year is intended to satisfy the stockholder approval conditions for stock options and stock appreciation rights to qualify as deductible under Section 162(m) of the Internal Revenue Code.

Restricted Stock and Restricted Stock Units

The Committee may award restricted stock and restricted stock units and establish applicable restrictions, including any limitation on voting rights or the receipt of dividends. The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may defer the payment of dividends, with or without interest, until the award is vested or paid. The Committee will establish the manner and timing under which restrictions may lapse. If the participant’s continuous service is terminated during the applicable restriction period, shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards

The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or the participant during a performance period. The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as the Committee will determine.

Dividends and Dividend Equivalents

The Committee may provide in an award agreement that the participant is entitled to receive, currently, or on a deferred basis, dividends or dividend equivalents, with respect to the shares of common stock covered by the award.

Material Terms of Performance Goals for Covered Persons

The Company intends for certain awards made under the 2016 Plan to comply with the requirements for performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code. Generally, current federal tax law does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to the chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) unless such payments are “performance-based” as defined in the tax laws. One of the requirements for compensation to be performance-based under those laws is that the company must obtain stockholder approval every five years of the material terms of performance goals where the Committee has the authority to select one or more performance goals previously approved by stockholders.

Group of Employees Covered

The group of employees whose compensation would be subject to the performance goals would include the Company’s senior executive officers, including the chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer), “covered officers,” and other officers or individuals who may become covered officers.

Business Criteria

The Company intends to use one or more of the following performance criteria as the basis for the performance goals:  (i) revenue, (ii) earnings before interest, taxes, depreciation and amortization (EBITDA), (iii) Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transaction) (iv) net earnings, (v) net income, (vi) product-related targets and (vii) cash flow, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise. The Committee may establish performance goals that are measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or related company, and measured quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous quarter’s or year’s results or to a designated comparison group, in each case as specified by the Committee in the award. The Committee may establish the threshold, target and maximum performance levels, and the number of shares or dollar amounts payable at various performance levels from the threshold to the maximum.

The Committee has established qualifying performance criteria and maximum amounts that it considers appropriate in light of foreseeable contingencies and future business conditions. If the amendments to the 2016 Plan are approved by the stockholders, the Company reserves the right to award or pay other additional forms of compensation (including, but not limited to, salary, or other stock-based awards under the 2016 Plan) to the Company’s covered officers. These other forms of compensation may be paid regardless of whether or not the qualifying performance goals for performance awards described above are achieved in any future year, and whether or not payment of such other forms of compensation would be tax deductible.

Effect of Change of Control

Upon certain changes of control of the Company, the successor corporation may assume outstanding stock awards or substitute equivalent stock awards. If the successor corporation refuses to do so, such stock awards will become fully vested and exercisable for a period of 15 days after notice from the Company but the option will terminate if not exercised during that period. For this purpose, a “Change of Control” means the occurrence of any of the following:

(i)                                     (a)  the date any person or group acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; (b) a liquidation or dissolution of the Company; or (c) the sale of all or substantially all (greater than seventy five percent (75%)) of the fair market value of the assets of the Company;

(ii)                                  the acquisition by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13-d promulgated under the Securities Exchange Act of more than fifty percent (50%) of either the then-outstanding shares of the Company’s common stock or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (a) the Company or its Affiliates; or (b) any employee benefit plan of the Company or its Affiliates; or any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing fifty percent (50%) percent or more of the total voting power of the stock of such corporation;

(iii)                               individuals who constitute the majority of the Board as of the date of this Agreement (the “lncumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a member of the Board after the date of this Agreement whose election, or nomination for election by holders of the Company’s securities, was approved by the vote of at least a majority of the Individuals then constituting the Incumbent Board will be considered a member of the Incumbent Board; or

(iv)                              any other change in effective control described in Treas. Reg. Section 1.409A(i)(5)(vi).

Limitations on Transfer

Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee. Awards may not be pledged or otherwise encumbered.

Amendment and Termination of the 2016 Plan

The Board may, by unanimous approval, amend, suspend or terminate the 2016 Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules. The Committee may waive conditions or amend the term of awards, or otherwise amend or suspend awards already granted subject to certain conditions.

Effective Date of Amendment; Term of the 2016 Plan

The amendment of the 2016 Plan will become effective immediately upon its approval by the Company’s stockholders. Unless earlier terminated by the Board, the 2016 Plan will terminate on March 8, 2026.

FEDERAL INCOME TAX INFORMATION

The following discussion of the U.S. federal income tax consequences of the 2016 Plan is intended to be a summary of the applicable federal law as currently in effect.  Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2016 Plan or of stock awards granted under the 2016 Plan. Because the income tax rules governing stock awards and related payments are complex and subject to frequent change, participants are advised to consult their individual tax advisors.

Non-statutory Stock Options

The grant of a non-statutory stock option will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price, and generally, the Company is entitled to a tax deduction for the amount of the income recognized by the participant (subject to Section 162(m) of the Internal Revenue Code). If the participant later sells any of the shares acquired upon exercise of the non-statutory stock option, any gain or loss recognized will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold). Certain additional rules apply if the exercise price is paid in shares previously owned by the participant.

Incentive Stock Options

Incentive stock options granted under the 2016 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Internal Revenue Code. There generally are no federal income tax consequences to the participant or the Company upon the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price will result in an adjustment to taxable income for purposes of the alternative minimum tax. If the participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of the shares will be a long-term capital gain or loss. Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the disposition. The participant may also have additional gain or loss upon the disqualifying disposition, which will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares). To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding deduction for the tax year in which the disqualifying disposition occurs.

Stock Appreciation Rights

The grant of a stock appreciation right will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of common stock or cash distributed to the participant. The Company is entitled to a tax deduction equal to the amount of such income (subject to Section 162(m) of the Internal Revenue Code). Gain or loss upon a subsequent sale of any shares received by the participant will generally be taxed as capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Other Awards

A participant who is granted restricted stock, restricted stock units, performance awards or other stock-based awards will generally not be taxed at the time of grant of the award unless the participant makes a Section 83(b) election under the Internal Revenue Code to be taxed at the time of grant or exercise, as applicable.  Upon the payment of shares with respect to units or upon the lapse of restrictions on transferability or the lapse of risk of forfeiture with respect to restricted stock, the participant will be taxed at ordinary income tax rates on the then fair market value of the shares. The Company is required to withhold tax on the amount of income recognized and the Company will generally be allowed a tax deduction on the amount of the income recognized (subject to Section 162(m) of the Internal Revenue Code). The participant’s tax basis in the shares will be equal to the amount of ordinary income recognized. Upon subsequent disposition of the shares, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Section 162(m) — Potential Limit on Company Deduction

Section 162(m) of the Internal Revenue Code limits the deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers of a publicly held corporation to $1 million per fiscal year, with exceptions for certain performance-based compensation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and the plan is approved by the stockholders and contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, and (i) either the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) prior to vesting or exercisability of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Restricted stock, restricted stock units, performance awards, and other stock-based awards qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Section 409A — Deferred Compensation

Certain grants made under the 2016 Plan may constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code. If the requirements of Section 409A are not satisfied for these awards, the participant may be subject to a 20% additional tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest on late payments.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

In 2013 our stockholders voted to have an advisory vote on executive compensation every two years. Our last advisory approval was obtained at our 2015 annual meeting. Accordingly, we are again requesting our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward, and retain key employees, including our named executive officers, who are vital to our success.  We tie a substantial percentage of an executive’s compensation to the attainment of financial performance measures that our Board believes are important to the business and will enhance stockholder value.  As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation and equity awards, as well as executives’ employment and change in control agreements, are all designed to attract and retain talented employees and create a close correlation between performance and compensation.  Our Compensation Committee and Board believe that the compensation plans of our named executive officers fulfill this objective.  We recommend that stockholders read the “Compensation Discussion and Analysis” of this Proxy Statement, which discusses in detail how our compensation policies implement our compensation philosophy and the related compensation tables which set forth the fiscal year 2016 compensation of our named executive officers.  Sixty-five percent of the stockholders voted in favor of the compensation plans in the 2015 advisory vote.  There were 2.5 million broker non-votes, 21 percent of our issued and outstanding shares.  Following the advisory vote in 2015, the Compensation Committee evaluated whether changes should be made to the compensation plans of the named executive officers and elected not to make any material changes.

Recommendation

Our Compensation Committee believes that the compensation plans of our named executive officers are structured to retain executive talent while also protecting stockholder and Company interests.  As a result, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure, is hereby APPROVED.”

While this say on pay vote is advisory and therefore will not be binding on the Company, our Compensation Committee and Board value the opinions of our stockholders. Accordingly, to the extent there is a significant majority vote approving or disapproving the compensation of our named executive officers, we expect to take into account the outcome of the vote when considering future executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED

IN THIS PROXY STATEMENT.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

The Board of Directors has selected Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Friedman LLP are expected to be available at the Annual Meeting to make a statement if they so desire, and to respond to appropriate questions from stockholders present at the meeting.

Stockholder ratification of the selection of Friedman LLP as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Friedman LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Recommendation of Board of Directors

The ratification of Friedman LLP as Evolving Systems’ independent registered public accounting firm is considered a routine matter for brokers that hold their clients’ shares in “street name” and brokers are entitled to vote these shares on this proposal. The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Friedman LLP as our independent registered public accounting firm.  Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, we do not expect any broker non-votes with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4,
RATIFICATION OF FRIEDMAN LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth information regarding fees for services rendered by Friedman LLP related to the fiscal years ended December 31, 2016 and December 31, 2015:

Types of Fees	Fees for 2016	Fees for 2015
Audit Fees	$122,500	$116,000
Other Fees	$0	$51,500
Total Fees	$122,500	$167,500

Audit Fees were for professional services for the audit of the consolidated financial statements and other fees for services that only our independent registered public accounting firm can perform, such as the review of our interim consolidated financial statements included in our Form 10-Q and 10-Q/A filings, consents and assistance with and review of documents filed with the SEC.

Other Fees for 2015 were for services related to our acquisition of RateIntegration, Inc.

The Audit Committee has considered the nature of all non-audit services and believes that such services are compatible with maintaining the independent registered public accounting firm’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has established a process for review and approval of fees and services of the independent registered public accounting firm. Requests to the Audit Committee for approval of fees and services for the independent registered public accounting firm are made in writing or via e-mail by our Chief Financial Officer. The request must be specific as to the particular services to be provided, but may be either for specific services or a type of service for predictable or recurring services. The Chairman of the Audit Committee reviews the request and provides a response, in writing or via e-mail, to our Chief Financial Officer and approved requests are subsequently ratified by the Committee as a whole. All of the services provided by the independent registered public accounting firm in 2016 and 2015 were pre-approved by the Audit Committee.

The Audit Committee, with the ratification of the stockholders, engaged Friedman LLP to perform an annual audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2016.  Our Audit Committee entered into an engagement agreement with Friedman LLP which sets forth the terms by which Friedman LLP performed audit services for the Company.

MANAGEMENT

As of April 17, 2017, the Company’s named executive officers are as follows:

Name	Age	Position
Thomas Thekkethala	55	Chief Executive Officer and President

Daniel J. Moorhead	44	Chief Financial Officer and Secretary

Thomas Thekkethala. For biographical information on Mr. Thekkethala, please see Proposal No. 1, “Election of Directors.”

Daniel J. Moorhead was promoted to Chief Financial Officer on January 1, 2016 after having served as Vice President of Finance & Administration from December 2011 through December 2015.  He served as Corporate Controller for the Company from 2002 to 2005 and re-joined the Company in December 2008 in this same role. From August 2005 to November 2008, he was Chief Financial Officer for High Country Club, a destination club. Prior to 2002, he was the Assistant Controller at Convergent Communications and Auditor at Malouff and Co., P.C.  Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives and Practices

We designed our executive officer compensation program to attract, motivate and retain key executives who drive our success. We strive to have pay reflect our performance and align with the interests of long-term stockholders, which we achieve with compensation that:

•                  Provides executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

•                  Ties a significant portion of total compensation to achievement of the Company’s business goals such as quarterly and annual revenue, and Adjusted EBITDA targets;

•                  Enhances retention by having equity compensation subject to multi-year vesting; and

•      Does not encourage unnecessary and excessive risk taking.

The Compensation Committee evaluates both performance and compensation to ensure the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other software companies our size.

Elements of Executive Compensation

Our compensation for senior executive officers generally consists of the following elements:  base salary; performance-based incentive compensation determined primarily by reference to objective financial operating criteria; long-term equity compensation in the form of stock options and restricted stock; and employee benefits that are generally available to all our employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. It is our policy to set base salary levels taking into account a number of factors, such as annual revenue, the nature of the software business, the structure of other companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers our performance, the individual’s breadth of knowledge and performance and levels of responsibility. In determining salaries for 2016, the Compensation Committee did not engage compensation consultants.

Mr. Thekkethala joined the Company as President when the Company acquired RateIntegration, Inc. on September 30, 2015 and was promoted to Chief Executive Officer on January 1, 2016.  The Compensation Committee elected to keep his annual base salary unchanged, set at $300,000, from what he received as Chief Executive Officer of RateIntegration.  Mr. Moorhead’s annual base salary in 2016 was $200,000.

Quarterly and Annual Performance-Based Incentive Compensation

Our performance-based incentive compensation program is designed to compensate executives when financial performance goals are achieved. Executives have the opportunity to earn quarterly and annual cash compensation equal to a percentage of their base salary. In 2016, on an annual basis, the potential incentive compensation percentages was 50% of the executive’s base salary (as specifically noted in the “Grants of Plan-Based Awards” table on page 24), payable in five increments (four smaller quarterly payments and one larger annual payment) based upon quarterly and annual revenue and Adjusted EBITDA targets. Quarterly incentive compensation payments were equal to 30% of each executive’s total incentive compensation and 70% was based on achievement of the annual targets.  Quarterly incentive compensation was capped at 100% of the quarterly target. Achievement of 100% of the revenue or Adjusted EBITDA target paid out at 75% of the targeted incentive compensation.  For extraordinary performance there was an opportunity to receive more than 100% of the targeted incentive compensation associated with the annual increment if certain “stretch” Company annual performance targets were attained — specifically, up to 200% for exceeding the annual revenue target by 20%; and up to 200% for exceeding the Adjusted EBITDA target by 26%. These Company performance targets also served as the basis for incentive compensation paid to non-executive officers, and certain managers and non-commissioned employees, to assure that all employees are motivated toward the same corporate financial goals.

Each year the Compensation Committee determines the appropriate performance measurement criteria that it believes best aligns executive compensation with the Company’s business goals for the year. For fiscal 2016, the Compensation Committee determined that 50% of incentive compensation would be tied to revenue, and 50% would be tied to profitability, using quarterly and annual earnings targets before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transactions — what we refer to as “Adjusted EBITDA.”

For 2016, we did not achieve our revenue or Adjusted EBITDA targets; as a result, our named executive officers did not receive any incentive compensation payments.

In general, we set targeted levels of performance at the threshold range that require above average performance in order to qualify for payouts. Payouts above the target range are set at levels that are much more difficult to achieve. See footnote (4) to our “Summary Compensation Table” for additional information regarding percentage of target levels achieved for 2014 and 2015.

The Compensation Committee’s policy with respect to the adjustment or recovery of compensation in the event of a material change in our financial statements requiring an accounting restatement is to retain discretion over all pay elements and reserve the right to reduce or forego future compensation based on any required restatement or adjustment. The Compensation Committee intends to review its policies with respect to such adjustment or recovery of compensation on an ongoing basis as part of its annual review.

Long-Term Incentive Compensation — Equity Compensation

Our executive officers are eligible for stock awards. We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. We have granted options as well as restricted stock under our 2016 Stock Incentive Plan and predecessor plans. Stock awards also provide each individual with an added incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the long-term vesting schedule (which is generally four years for employees and one year for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other participants. Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon the executive’s past performance, as well as anticipated future performance, of the executive officer. The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.

Typically, we have awarded stock options to executives upon joining the Company and thereafter grants may be at the discretion of the Compensation Committee. Sometimes we grant options upon the occurrence of an event, such as a promotion or an acquisition. Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, such later date as the employee joins the Company. We also have granted restricted stock to members of the Board of Directors, executive officers, and a limited number of non-executive officers from time to time.

We do not have a formal written policy relating to the timing of equity awards. We encourage, but we do not require, that our executive officers own stock in the Company.

Retirement and Other Benefits

All employees in the United States who are at least twenty-one years of age and who have worked for the Company for a period of 30 days are eligible to participate in our 401(k) plan.

Stock Purchase Plan

The Company maintains an employee stock purchase plan (the “Purchase Plan”). Generally, any employee, including each named executive officer, who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company) on the first day of an offering is eligible to participate. Offerings occur quarterly. Employees who own 5% or more of the Company’s common stock may not participate in the Purchase Plan.

No employee may accrue the right to purchase more than 10,000 shares in any offering period or more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) in any calendar year. Rights granted under the Purchase Plan are not transferable and may be exercised only by the employee to whom such rights are granted.

Employees are eligible to participate in the first offering commencing after the date they are employed by the Company or an affiliate of the Company. Subject to the limitations described above, employees who participate in an offering may have up to 15% of their compensation withheld pursuant to the Purchase Plan and applied at the end of each offering period to the purchase of shares of common stock. The price of common stock purchased under the Purchase Plan is equal to 85% of the lower of the fair market value of the common stock on the commencement date of each offering period or the purchase date. Employees may end their participation in the offering at any time prior to the end of the offering and participation ends automatically upon termination of employment with the Company.

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Internal Revenue Code. For U.S.-based employees, no income will be taxable to a participant until disposition of the acquired shares, or until the participant’s death while holding the acquired shares, and the amount of taxation will depend upon the holding period of the acquired shares. Employees located outside of the United States may be subject to different tax treatment based upon local tax laws.

Life Insurance and Disability Insurance

Our executive officers have the same life insurance and disability benefits as our U.S.-based employees, namely, a benefit at the rate of 66-2/3% of an employee’s base pay, with a monthly benefit cap of $5,667.

Perquisites and Other Personal Benefits

We do not provide additional perquisites and other personal benefits to our executive officers.

Indemnification Agreements

We have entered into an indemnification agreement with each of our named executive officers and members of our Board of Directors.  Information regarding those agreements is provided under the heading “Certain Relationships and Related Transactions” on page 31.

Employment and Severance Agreements

Our named executive officers are employed “at-will,” although our Chief Executive Officer and Chief Financial Officer have severance provisions in their employment agreements providing for payments to them upon termination of employment, subject to certain limitations.  Information regarding potential payments and benefits under these employment agreements is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 25.

Change of Control Arrangements

The compensation agreements we have entered into with Mr. Thekkethala and Mr. Moorhead contain change of control benefits. In our experience, change of control benefits for executive officers are common among our peer group, and our Board of Directors and Compensation Committee believe that providing these arrangements to our named executive officers will protect stockholders’ interests in the event of a change of control by enabling executives to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transaction may jeopardize the executive’s own employment. Information regarding potential payments and benefits under such arrangements is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 25.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Internal Revenue Code, or Section 162(m), generally limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each of the named executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. While the Compensation Committee considers deductibility as one factor in determining executive compensation, in some cases the Compensation Committee may decide that it is not possible to satisfy all of the conditions of Section 162(m) for deductibility and still meet our compensation needs.  In some circumstances, compensation that we provide may not satisfy all of the requirements for deductibility under Section 162(m).

Compensation of Chief Executive Officer

On January 1, 2016, the Board promoted Mr. Thekkethala, President of the Company, to the position of Chief Executive Officer. Mr. Thekkethala’s annual base salary is $300,000 and his potential incentive compensation percentage is 50% of his base salary. In 2016 he was also eligible to receive commissions on certain carry-over RateIntegration contracts. In 2016, Mr. Thekkethala was paid $61,626 in commission on these contracts.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

THE COMPENSATION COMMITTEE

David J. Nicol, Chairman

David S. Oros

Richard R. Ramlall

COMPENSATION RISK ASSESSMENT

The Compensation Committee has discussed the concept of risk as it relates to our compensation programs and the Committee does not believe our compensation programs encourage excessive or inappropriate risk taking. We structure our pay to consist of fixed and variable compensation and the variable portions (cash and equity) are designed to reward both short- and long-term corporate performance. Our employees are encouraged to take a balanced approach that focuses on revenue, profitability and our new products, and our targets are applicable to our executives and employees alike, thus encouraging consistent behavior across the organization.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Nicol, Oros and Ramlall served as members of the Compensation Committee of the Board of Directors during fiscal 2016.  None of the members of the Compensation Committee were, at any time during fiscal 2016, nor at any other time, officers or employees of the Company.  No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

2016 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position (1)	Year	Salary ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Thomas Thekkethala
President and Chief Executive Officer	2016	$300,000	$—	$—	$—	$78,230	$378,230
	2015	$75,000	$90,000	$96,261	$—	$1,500	$262,761

Daniel J. Moorhead Chief Financial Officer and Secretary	2016	$200,000	$—	$35,909	$—	$27,392	$263,301
	2015	$200,000	$—	$13,867	$—	$22,664	$236,531
	2014	$200,000	$—	$21,065	$49,763	$26,482	$297,310

(1)         Mr. Thekkethala was named President of the Company on September 30, 2015 when the Company acquired RateIntegration, Inc. d/b/a Sixth Sense Media.  He was promoted to the Chief Executive Officer position on January 1, 2016.  Daniel J. Moorhead served as the Company’s Vice President of Finance & Administration in calendar year 2015 and was promoted to Chief Financial Officer on January 1, 2016.

(2)         The amounts in column (d) reflect the grant date fair value of restricted stock awards granted under the Company’s 2007 Stock Incentive Plan during the fiscal year noted, computed in accordance with FASB ASC Topic 718. For further information on these awards, see Note 9, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017.

(3)         The amounts in column (e) reflect the grant date fair value of stock options granted in the associated fiscal year granted pursuant to the Company’s 2007 Stock Incentive Plan, computed in accordance with FASB ASC Topic 718. For further information on these awards, see the Grants of Plan-Based Awards table on page 24 of this proxy statement and Note 9, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017.

(4)         The amounts shown in column (f) represent incentive compensation earned for 2016, 2015 and 2014, some of which was paid in the subsequent calendar year. The Company achieved incentive compensation targets established by the Compensation Committee as follows:  In 2016:  first quarter: 0%; second quarter: 0%; third quarter: 0%; fourth quarter: 0%; annual: 0%; and full year: 0%.  In 2015:  first quarter: 0%; second quarter: 0%; third quarter: 0%; fourth quarter: 0%; annual: 0%; and full year: 0%.  In 2014:  first quarter: 0%; second quarter: 87%; third quarter: 50%; fourth quarter: 50%; annual: 59%; and full year: 55%.

(5)         Column (g) reflects amounts paid for each named executive officer as follows. Excluded from these amounts are premiums paid by the Company for group life and medical insurance also available to non-executive employees:

Named Executive Officer	Year	Retirement Plan Matching Contributions	Unused Paid Time Off	Commission and Other Payments

Thomas Thekkethala	2016	$7,950	$8,654	$61,626	*
	2015	$1,500	$—

Daniel J. Moorhead	2016	$6,623	$20,769	$—
	2015	$7,665	$14,999
	2014	$6,867	$19,615

* See page 22 for a discussion of Mr. Thekkethala ‘s earned commissions.

2016 GRANTS OF PLAN-BASED AWARDS

Estimated future payouts under

non-equity incentive plan awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Grant Date	Threshold ($)	Target ($) (1)	Maximum ($)	All other stock awards; Number of shares of stock (#) (2)	All other option awards: number of securities underlying options (#)	Exercise price of option awards ($/share)	Grant date fair value of stock and option awards ($)

Thomas Thekkethala (3)		$—	150,000	300,000	—	—	$—	$—

Daniel J. Moorhead (4)	3/9/2016	$—	$100,000	$200,000	—	50,000	$5.28	$35,909

(1)         Columns (c), (d) and (e) reflect the amounts that would have been earned by the named executive officers had we achieved our 2016 performance objectives established by the Compensation Committee (see “Compensation Discussion and Analysis” discussion on page 19). Target amounts shown in column (d) would have been earned if we achieved 103% of our annual revenue target and 102% of our Adjusted EBITDA target. The maximum amount would have been earned if we achieved 123% of our annual revenue target and 129% of our annual Adjusted EBITDA target.

(2)         The amounts in column (i) reflect the grant date fair value of restricted stock awards and stock options granted under the Company’s 2007 Stock Incentive Plan during fiscal year 2016, computed in accordance with FASB ASC Topic 718.  For further information on these awards, see Note 9, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017.

(3)         Mr. Thekkethala’s 2016 compensation plan provided for target incentive pay equal to 50% of his base salary.

(4)         Mr. Moorhead’s 2016 compensation plan provided for target incentive pay equal to 50% of his base salary.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

	Option Awards (1)				Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of shares of stock that have not vested (#)(2)	Market value of shares of stock that have not vested ($)(3)

Thomas Thekkethala	31,250	68,750	$6.00	9/29/2025	11,250	$46,125

Daniel J. Moorhead	9,375	40,625	$5.28	3/8/2026	—	—
	2,187	2,813	$8.96	1/28/2025
	3,437	1,563	$10.90	1/20/2024
	2,343	157	$6.45	1/21/2023
	2,590	—	$4.42	1/5/2022
	2,280	—	$3.72	1/6/2020
	5,945	—	$1.00	11/30/2018

(1)         Options were granted ten years prior to the option expiration date. Options generally vest at a rate of 25% per year over the first four years of the ten-year option term, and will be fully vested four years after the date of grant.

(2)         One-quarter of the restricted stock will vest on the first anniversary date of the grant of the award, and the remaining three-quarters will vest over the remaining three years, with full vesting of the award by November 10, 2019.

(3)         Market value was calculated by multiplying the number of shares shown in the table by $4.10, which was the closing price per share on December 31, 2016, the last day of our fiscal year.

2016 OPTION EXERCISES AND STOCK VESTED

The table below reflects options exercised by the named executive officers and vesting of restricted stock awards during fiscal year 2016.

	Option Awards (1)		Stock Awards (2)
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Thomas Thekkethala	—	$—	3,750	$16,313

Daniel J. Moorhead	—	$—	—	$—

(1)         Neither of our named executive officers exercised options in 2016.

(2)         Represents the aggregate dollar amount realized by the named executive officer upon vesting of restricted stock, computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting dates.

PENSION BENEFITS

The Company does not maintain any defined benefit retirement plans. In the United States, the Company maintains a 401(k) plan; in the United Kingdom, the Company maintains a defined contribution pension benefit plan.

COMPENSATION AGREEMENTS

General Overview

Our compensation arrangement with our executive officers provides for base salary and incentive compensation. In 2016, potential incentive compensation of our named executive officers was 50% of the executive’s base salary, and was payable if we attained targets established by our Compensation Committee for quarterly and annual revenue and Adjusted EBITDA. Quarterly incentive targets were capped at 100%; there was a potential to earn in excess of 100% of the annual target if we exceeded the annual targets.  See the “Grants of Plan-Based Awards Table” on page 24 for more information about the “stretch” amounts, as well as the “Executive Compensation, Quarterly and Annual Performance-Based Incentive Compensation” section on page 20 for percentages achieved in 2016.

On September 30, 2015, the Company entered into an employment agreement with Mr. Thekkethala which generally provides that in the event the Company terminates his employment, other than for cause, death or disability, he will be paid severance pay. The amount of his severance is described below under the heading “Potential Payments Upon Termination or Change of Control.”  In exchange for severance, Mr. Thekkethala is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid.  The employment agreement does not change the “at will” nature of Mr. Thekkethala’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

On January 1, 2016, the Company entered into an employment agreement with Mr. Moorhead which generally provides that in the event the Company terminates his employment, other than for cause, death or disability, he will be paid severance pay. The amount of his severance is described below under the heading “Potential Payments Upon Termination or Change of Control.” In exchange for severance, Mr. Moorhead is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the “at will” nature of Mr. Moorhead’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below reflect the potential amount of compensation for each of the named executive officers in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, retirement, disability or death, and termination following a change of control of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2016 and thus include amounts earned through such time and are estimates of the amounts which would be paid to the executives upon their termination. The actual payments to Mr. Thekkethala or Mr. Moorhead may be more or less than the amounts described below. In addition, the Company may enter into new arrangements or modify these arrangements from time to time.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, the executive is entitled to receive amounts earned during his term of employment. Such amounts include:

•                  non-equity incentive compensation earned through the date of separation.  Quarterly and annual incentive compensation payments are pro-rated to the date of separation;

•                  vested stock options, which must be exercised within three (3) months, or for options granted on or after December 10, 2009, six (6) months of the date of separation, except in the case of disability (12 months), death (18 months) or, in the case of a change of control of the Company (see discussion below);

•                  stock vested on the date of separation pursuant to restricted stock awards; and

•                  salary and unused paid time off through the date of separation.

Involuntary Not-for-Cause Termination

If the executive’s employment is terminated for reasons other than cause, or the executive resigns for “Good Reason,” he will receive severance pay equal to 12 months of base pay and incentive compensation at 100% achievement. “Good Reason” is defined in the employment agreement, but generally is a material diminution in title, status, authority, duties or responsibilities; a requirement to relocate more than 25 miles away from the Company’s current location or such executive principal office; a reduction in compensation of 5% or more; or a failure by the Company to pay compensation when due.

Voluntary Termination or Retirement

Except for amounts described under “Payments Made Upon Termination,” the Company does not have an agreement or practice to pay a named executive officer on voluntary termination or retirement.

Disability or Death

In the event of the disability or death of the executive, the executive will receive benefits under the Company’s disability benefits or payments under the Company’s life insurance benefits, as applicable.

Change of Control

Upon a Change of Control and a “Qualified Termination” (described below) each executive will receive the following severance benefits:

•                  an amount equal to 18 months of his base salary, payable in equal increments over an equal period (the “Severance Period”) (or such shorter period as required for compliance with Section 409A of the U.S. Internal Revenue Code), in the Company’s normal payroll cycles;

•                  an amount equal to 1.5 times the executive’s target incentive compensation, assuming achievement at 100% of the performance goals, payable in equal installments over his Severance Period;

•                  continuation of benefits under the Company’s health insurance plan as provided by law, with the Company continuing its contributions to the premiums during the executive’s Severance Period;

•                  tax advice services in an amount not to exceed $7,500; and

•                  all stock options and restricted stock held by the executive will automatically vest and become exercisable.

A Qualified Termination will occur upon any of the following:

•                  termination of the executive’s employment by us, without cause, within 180 days before or 365 days after a change of control; or

•                  resignation by the executive for “Good Reason” during the same period.

None of the executives will receive severance payments solely upon the occurrence of a change of control, except that 50% of the executive’s outstanding equity awards (options and restricted stock) will automatically vest upon a change of control even if the executive’s employment is not terminated.

For this purpose, a change of control will occur upon:

•                  the date any person or group acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, the liquidation or dissolution of the Company or the sale of all of substantially all (greater than 75%) of the fair market value of the assets of the Company;

•                  the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or any one person, or more than one person acting as a group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of stock of the Company possessing 50% or more of the total voting power of the Company’s stock; or

•                  the date the individuals who constituted a majority of the Board as of the date of execution of the employment agreement (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board provided that any individual who becomes a member of the Board following such date who was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board.

In exchange for severance payments and benefits, the executive will be required to execute a full release of employment claims with the Company and agree not to compete with us and not to solicit our employees during the Severance Period.

Thomas Thekkethala

The following table shows the potential payments upon termination or a change of control of the Company for Thomas Thekkethala, our President and Chief Executive Officer.

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination

Cash Compensation
• Base Salary	$300,000	$0	$450,000
• Incentive Compensation	$150,000	$0	$225,000

Equity Compensation
• Stock Options (1)
• Unvested and accelerated	$0	$0	$0
• Restricted Stock (2)
• Unvested and accelerated	$0	$23,063	$46,125

Benefits and Perquisites
• Health and Welfare Benefits (3)	$0	$0	$0
• Accrued Paid Time Off	$17,308	$0	$17,308
• Tax services	$0	$0	$7,500
Total	$467,308	$23,063	$745,933

(1) The payments relating to stock options represent the value as of December 31, 2016, calculated by multiplying the number of unvested options by the difference between the exercise price and the closing price of our common stock on December 31, 2016 ($4.10). All of Mr. Thekkethala’s unvested stock options had an exercise price greater than the closing price of our common stock on December 31, 2016.

(2) Mr. Thekkethala had 11,250 shares of unvested restricted stock on December 31, 2016.

(3) Mr. Thekkethala does not participate in the Company’s health plan.

Daniel J. Moorhead

The following table shows the potential payments upon termination or a change of control of the Company for Daniel J. Moorhead, our Chief Financial Officer.

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination

Cash Compensation
• Base Salary	$200,000	$0	$300,000
• Incentive Compensation	$100,000	$0	$150,000

Equity Compensation
• Stock Options (1)
• Unvested and accelerated	$0	$0	$0
• Restricted Stock (2)
• Unvested and accelerated	$0	$0	$0

Benefits and Perquisites
• Health and Welfare Benefits	$12,071	$0	$18,106
• Accrued Paid Time Off	$9,615	$0	$9,615
• Tax services	$0	$0	$7,500
Total	$321,686	$0	$485,221

(1) All of Mr. Moorhead’s unvested stock options had an exercise price greater than the closing price of our common stock on December 31, 2016.

(2) Mr. Moorhead did not have any unvested restricted stock on December 31, 2016.

TABLE OF EQUITY COMPENSATION PLANS

The following table contains summary information as of December 31, 2016 concerning the Company’s Employee Stock Purchase Plan, 1996 Stock Option Plan, 2007 Amended and Restated Stock Incentive Plan and 2016 Stock Incentive Plan. All of the Plans were approved by the stockholders. See “Security Ownership of Certain Beneficial Owners and Management.”

Equity Compensation Plans Approved by Security Holders	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
1996 Stock Option Plan	0		0	(1)
2007 Amended Stock Incentive Plan	574,039		309,336	(2)
2016 Stock Incentive Plan			250,000	(3)
Employee Stock Purchase Plan			51,218

(1)   Our 1996 Stock Option Plan expired on January 18, 2006. As a result, no additional equity awards can be made under this plan and all options granted under this plan expired as of January 18, 2016.

(2)   As of April 17, 2017, the record date, there were no shares remaining available for future issuance under the 2007 Amended Stock Incentive Plan.

(3)   Our 2016 Stock Incentive Plan was approved by the stockholders on June 15, 2016.  As of April 17, 2017, 218,866 shares have been issued from the Plan.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of April 17, 2017 by:  (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares outstanding on April 17, 2017, adjusted as required by rules promulgated by the SEC.

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares	Percentage Ownership

David J. Nicol (2) c/o Evolving Systems, Inc. 9777 Pyramid Ct, Suite 100 Englewood, CO 80112	93,859	*

David S. Oros (3) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	220,095	1.8%

Richard R. Ramlall c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	81,200	* %

Julian D. Singer (4) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	450,138	3.6%

Matthew Stecker (5) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112 .	26,250	* %

Thomas Thekkethala (6) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	342,407	2.8%

Daniel J. Moorhead (7) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	53,114	* %

All executive officers and directors as a group (7 persons) (8)	1,268,488	10.2%

Piton Capital Partners LLC (9) c/o Kokino LLC 201 Tresser Boulevard, 3rd Floor Stamford, CT 06901	660,872	5.3%

Karen Singer, Trustee of the Singer Children’s Management Trust (10) 212 Vaccaro Drive Cresskill, NJ 07626	2,645,638	21.2%

*                             Less than one percent (1.0%).

(1)       Percentage of common stock beneficially owned is based on 12,464,900 shares of common stock outstanding on April 17, 2017.

(2)                     Includes approximately 5,000 shares purchased on the open market.  Mr. Nicol holds his shares in a brokerage account which permits borrowing on margin.

(3)                     Includes approximately 176,000 shares purchased on the open market.

(4)                     Includes approximately 245,000 shares purchased on the open market.

(5)                     Includes 1,250 shares subject to stock options exercisable within 60 days of April 17, 2017.

(6)                     Includes approximately 65,000 shares purchased on the open market.

(7)                     Includes 3,749 shares subject to stock options exercisable within 60 days of April 17, 2017.

(8)                     Includes 4,999 shares subject to stock options exercisable within 60 days of April 17, 2017.

(9)                     Based solely upon the Schedule 13D information filed with the SEC by Piton Capital Partners LLC on April 27, 2017.

(10)              Based solely upon the Schedule 13D/A information filed with the SEC by Karen Singer on April 7, 2017.  The reporting person disclaims beneficial ownership of these securities, except to the extent of her pecuniary interest therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) is comprised of three (3) directors appointed by the Board of Directors. Each of the committee members who served during 2016, Messrs. Nicol, Oros and Stecker, satisfied the independence and financial management expertise requirements of NASDAQ’s Audit Committee Policy, and Mr. Nicol has been designated by the Board as the Audit Committee’s “financial expert.” For a description of Mr. Nicol’s relevant experience, please see his biographical information contained in Proposal 1 of this proxy statement.

On May 25, 2000, the Board of Directors adopted a charter for the Audit Committee (the “Charter”). An Amended and Restated Charter was adopted by the Board of Directors on March 4, 2004. A copy of the Amended and Restated Charter can be found on our website, www.evolving.com, under “Investors — Corporate Governance.”

Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee’s primary responsibilities are to:

(1)                     hold meetings periodically with the independent registered public accounting firm, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

(2)                     establish policies and procedures for appointing, reviewing and overseeing the performance and independence of the independent registered public accounting firm;

(3)                     review with the independent registered public accounting firm and financial management of the Company and approve the plan and scope of audit and permissible audit-related work;

(4)                     review financial press releases with management;

(5)                     review consolidated financial statements and disclosures;

(6)                     pre-approve all audit and permitted non-audit services; and

(7)                     develop procedures for receiving, on an anonymous basis, and responding to concerns about our accounting and auditing practices.

Review of Fiscal Year 2016 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2016 Consolidated Financial Statements, the Audit Committee has:

(1)                     reviewed and discussed the audited consolidated financial statements with management;

(2)                     discussed with Friedman LLP, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

(3)                     received from Friedman LLP the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Friedman LLP their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2016 be included in the Company’s 2016 Annual Report on Form 10-K.

BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

David J. Nicol, Chairman

David S. Oros

Matthew Stecker

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Change of Control Provisions with our Named Executive Officers

We have entered into Employment Agreements with our named executive officers which contain a Change of Control provision. These agreements were approved by our Compensation Committee and are described above in the section entitled “Potential Payments Upon Termination or Change of Control.”

Indemnification Agreements

We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our directors and named executive officers. Subject to the provisions of the Indemnification Agreements, we will indemnify and advance expenses to such directors and executives in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.

Our Indemnification Agreements are provided as part of the compensation arrangements with our executives, which are subject to approval of the Compensation Committee. Indemnification for directors was approved by the Board of Directors and is part of the standard arrangement for all Company directors.

Consulting Agreements with Related Parties

On July 9, 2015, we entered into a Consulting Agreement with Ramlall Partners LLC, a limited liability company in which Richard Ramlall, one of the members of our Board of Directors, is the principal.  Mr. Ramlall has provided investor relations consulting services to the Company. His Consulting Agreement was terminated as of December 31, 2016.  In 2016 we paid Ramlall Partners LLC $45,500 for services provided under the Agreement.  No additional amounts are owed to Ramlall Partners LLC.

On January 1, 2016, we entered into a Consulting Agreement with Thaddeus Dupper, the Company’s former Chief Executive and Chairman of the Board to provide transition services to the Company.  In 2016 we paid Mr. Dupper $21,600 for services provided under the Agreement.  The Agreement was terminated in August 2016.  We also entered into a Separation and Release Agreement with Mr. Dupper under which we paid Mr. Dupper $494,476 in severance and related payments in accordance with his employment agreement. All payments owed to Mr. Dupper under the Separation and Release Agreement were completed in 2016 and no additional amounts are owed to Mr. Dupper.

The above agreements were approved by our Board of Directors. Because the value of the agreements was below $120,000, they were not subject to our related person transactions approval policy and were not separately approved by our Audit Committee.

FORWARD LOOKING STATEMENTS

We caution you that certain information in this proxy statement may contain, in addition to historical information, “forward- looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION ABOUT EVOLVING SYSTEMS

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K and Form 10-K/A, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street NE, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K and Form 10-K/A, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Business Conduct and Corporate Governance Guidelines, as well as the Charters for our Audit, Compensation, Nominating and Governance, and Investment Committees are available on our website and amendments to, or waivers of, the Code of Business Conduct will be disclosed on our website. The address of our website is www.evolving.com; however, the information found on our website is not part of this proxy statement.

Our common stock is traded on the NASDAQ Capital Market under the symbol EVOL.

This proxy statement has been preceded or accompanied by the Annual Report for the fiscal year ended December 31, 2016. Stockholders are referred to such report for financial and other information about the activities of the Company.

Our transfer agent is American Stock Transfer & Trust Company, LLC. Their address is 59 Maiden Lane, Plaza Level, New York, NY 10038.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

Evolving Systems, Inc.

9777 Pyramid Ct., Suite 100

Englewood, CO 80112

Attn:  Daniel J. Moorhead, Chief Financial Officer & Secretary

1-800-649-6562

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2018 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 — Stockholder Proposals) and received by the Secretary of the Company on or before January 5, 2018. A stockholder proposal or nomination for director for consideration at the 2018 annual meeting but not included in the proxy statement and proxy must be received by the Secretary of Evolving Systems no earlier than March 16, 2018 and no later than April 15, 2018. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and Evolving Systems’ bylaws, as applicable.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Daniel J. Moorhead Chief Financial Officer & Secretary

Appendix A

2016 Stock Incentive Plan, as Amended

EVOLVING SYSTEMS, INC.
2016 STOCK INCENTIVE PLAN

Adopted by the Board of Directors on March 9, 2016

Approved by the Stockholders on June 15, 2016

Amended by the Board of Directors on February 14, 2017

1.             GENERAL

(a)         Purpose.  The primary purposes of the Evolving Systems, Inc. 2016 Stock Incentive Plan are to attract, retain and motivate employees, directors and consultants, to compensate them for their contributions to the growth and profits of the Company and its Affiliates and to encourage them to own Common Stock.

(b)         Types of Awards.  The Plan permits the award of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Awards, and (vii) Other Stock-Based Awards.

2.             DEFINITIONS

Except as otherwise provided in an applicable Award Agreement, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award:

(a)         “Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries.  Solely with respect to the grant of an Incentive Stock Option, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)         “Award” means any award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award.

(c)         “Award Agreement” means the written or electronic document setting forth the terms and conditions of an Award. The Award Agreement is subject to the terms and conditions of the Plan.

(d)         “Board” means the Board of Directors of Evolving Systems, Inc.

(e)         “Change of Control” means the occurrence of any of the following events:

(i)            the date any person or group acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; (b) a liquidation or dissolution of the Company; or (c) the sale of all or substantially all (greater than seventy five percent (75%)) of the fair market value of the assets of the Company.

(ii)           the acquisition by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13-d promulgated under the Securities Exchange Act of more than fifty percent (50%) of either the then-outstanding shares of the Company’s common stock or the combined voting power of the Company’s then-outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (a) the Company or its Affiliates; or (b) any employee benefit plan of the Company or its Affiliates; or any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing fifty percent (50%) percent or more of the total voting power of the stock of such corporation; or

(iii)          individuals who constitute the majority of the Board as of the date of this Agreement (the “lncumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a member of the Board after the date of this Agreement whose election, or nomination for election by holders of the Company’s securities, was approved by the vote of at least a majority of the Individuals then constituting the Incumbent Board will be considered a member of the Incumbent Board.

(iv)          any other change in effective control described in Treas. Reg. Section 1.409A(i)(5)(vi).

(f)          “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

1

(g)         “Committee” means the Compensation Committee of the Board which shall consist of three (3) members of the Board, and, so long as the Singer Children’s Management Trust (the “Trust”) is the beneficial owner of no less than twenty percent (20%) of the Company’s issued and outstanding Common Stock, shall further consist of at least two (2) members of the Board that have been nominated by the Trust.

(h)         “Common Stock” means a share of Evolving Systems, Inc., common stock, $0.001 par value per share.

(i)          “Company” means Evolving Systems, Inc., a Delaware corporation.

(j)          “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

(k)         “Continuous Service” means continuous service as an Employee, Director or Consultant to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated service, so long as such Participant continues service as an Employee, Director or Consultant. Whether a termination or interruption in service shall have occurred for purposes of the Plan shall be determined by the Committee (or its designee), which determination shall be final, binding and conclusive.

(l)          “Covered Employee” means the chief executive officer and other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code and other employees who may become subject to such reporting.

(m)        “Director” means a member of the Board.

(n)         “Dividend Equivalents” means any right granted under Section 11 of the Plan.

(o)         “Employee” means any person employed by the Company or an Affiliate, determined in accordance with the Company’s standard personnel policies and practices.

(p)         “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act thereto.

(q)         “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)            If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Committee, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the determination date, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)           In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(r)          “Full-Value Award” means an Award of Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award.

(s)          “Incentive Stock Option” means an Option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(t)          “Non-statutory Stock Option” means an Option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

(u)         “Option” or “Stock Option” means a right to purchase one or more shares of Common Stock.

(v)         “Other Stock-Based Award” means any right granted under Section 10 of the Plan.

(w)        “Participant” means an eligible individual who is granted an Award under the Plan.

(x)         “Performance Award” means any right granted under Section 9 of the Plan.

(y)         “Performance Criteria” means any quantitative or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company, an Affiliate or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(z)         “Performance Period” means any period as determined by the Committee in its sole discretion.

(aa)       “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(bb)       “Qualifying Performance Criteria” means one or more of the following performance criteria applied to the individual, the Company as a whole, an Affiliate, a business unit, or any combination thereof, and measured quarterly, annually or

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cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous quarter or year’s results or to a designated comparison group, in each case as specified by the Committee in the Award Agreement:  (i) revenue (ii) earnings before interest, taxes, depreciation and amortization (EBITDA), (iii) adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transaction), (iv) net earnings, (v) net income, (vi) product-related targets and (vii) cash flow, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(cc)       “Plan” means this Evolving Systems, Inc. 2016 Stock Incentive Plan.

(dd)       “Restricted Stock” means an Award of shares of Common Stock granted under Section 8 of the Plan.

(ee)       “Restricted Stock Unit” means a right granted under Section 8 of the Plan that is denominated in shares of Common Stock.

(ff)        “Share Reserve” means as defined in Section 4 of the Plan.

(gg)       “Stock Appreciation Right” means any right granted under Section 7 of the Plan.

(hh)       “Substitute Award” means an Award granted in substitution for, or in assumption of, outstanding awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines.

3.             PLAN ADMINISTRATION

(a)         Authority of the Committee. Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)            designate Participants;

(ii)           determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)          determine the number of shares of Common Stock to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)          determine the terms and conditions of any Award;

(v)           determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)          determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)         interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)        establish, amend, suspend, or waive such rules and guidelines;

(ix)          appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)           make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)          correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)         Administrative Actions. Unless otherwise expressly provided in the Plan, subject to the limitations described in subsection (a) above, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee of the Company or of any Affiliate.

(c)         No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement.

(d)         Action by the Committee. Notwithstanding anything to the contrary expressed or implied in this Plan, any and all actions by the Committee required or permitted under this Plan shall require the unanimous approval of all Committee members.

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4.             SHARES SUBJECT TO THE PLAN

(a)         Shares Available. Subject to adjustment as provided in Section 14 of the Plan, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 500,000 shares (“Share Reserve”). Each share of Common Stock issued pursuant to an Award shall reduce the Share Reserve by one (1) share. To the extent that a distribution pursuant to an Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Award.

(b)         Annual Individual Participant Award Limits. The following calendar year annual limits apply, on a per Participant basis, to grants of Awards unless the conditions described in subsection (iii) apply or the Committee specifically determines at the time of grant that the Award is not intended to qualify as performance-based compensation under the Plan:  (i) 125,000 shares, subject to adjustment as provided in Section 14, for grants of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and other stock-based awards; and (ii) $0.00 in annual Performance Awards payable in cash or other cash-based awards. The limit set forth in subsection (i) will not apply in the following circumstances:  (iii) the Company acquires all or substantially all (greater than seventy five percent (75%)) of the fair market value of the assets of another entity or the Company acquires a Controlling Interest (as defined in Section 2(e) of this Plan) of another entity.

(c)         Changes to the Share Reserve. If an Award granted under the Plan shall for any reason (i) expire, be canceled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by the Participant under such Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that had been (A) tendered in payment of an Option, (B) withheld by the Company to satisfy any tax withholding obligation, or (C) purchased by the Company with the proceeds from the exercise of Options, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent the right is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

(d)         Source of Shares. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or reacquired shares, bought on the market or otherwise.

(e)         Substitute Awards. In the case of Substitute Awards, the shares of Common Stock subject to the Substitute Award shall not reduce the Share Reserve. If a Substitute Award shall for any reason expire, be canceled or otherwise terminate, in whole or in part, be settled in cash or otherwise settled by issuance of fewer shares, the shares of Common Stock not acquired by the Participant shall not be added to the Share Reserve. Further, any shares of Common Stock withheld or delivered to pay tax withholding obligations relating to a Substitute Award shall not reduce the Share Reserve.

5.             ELIGIBILITY

Individuals eligible to participate in this Plan include Employees, Directors and Consultants of the Company, or any Affiliate; provided, however, to the extent required under Section 409A of the Code, an Affiliate of the Company shall include only an entity in which the Company possesses at least twenty percent (20%) of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted under Section 409A of the Code.

6.             STOCK OPTIONS

(a)         Grant of Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions, and any other terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine. Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent corporation or subsidiary corporation (as permitted by Section 422 of the Code).

(b)         Award Agreement. Each Option granted under the Plan shall be evidenced by an Award Agreement. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

(i)            Exercise Price. The purchase price per share of Common Stock that may be purchased by an Option shall be determined by the Committee; provided, however, and except with respect to Substitute Awards or as provided in Section 14, that such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(ii)           Term. The term of each Option shall not exceed ten (10) years from the date of grant.

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(iii)          Vesting; Restrictions on Exercise. The Award Agreement shall set forth any installment or other restrictions on exercise of the Option during the term of the Option.  Each Option shall become exercisable and shall vest over such period of time, or upon such events or such Performance Criteria, as determined by the Committee.

(iv)          Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, shares of Common Stock, or other Awards or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(v)           Termination of Continuous Service.  Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Option following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Continuous Service. In the absence of specific provisions in an Award Agreement setting forth rights to exercise following termination of a Participant’s Continuous Service, the following shall apply:

(A)          Termination of Continuous Service Other than as a Result of Disability or Death. In the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months after the termination of the Participant’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(B)          Disability of a Participant. In the event a Participant’s Continuous Service terminates as a result of the Participant’s disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(C)          Death of a Participant. In the event of the death of a Participant during, or within a period specified in the Option Agreement after the termination of, the Participant’s Continuous Service, the Option may be exercised (to the extent the Participant was entitled to exercise the Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Participant’s death pursuant to subsection 15(b), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(c)         Limitations on Incentive Stock Options.

(i)            Initial Exercise. The aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year, under the Plan or otherwise, shall not exceed $100,000.  For this purpose, the Fair Market Value of the shares of Common Stock shall be determined as of the date of grant and each Incentive Stock Option shall be taken into account in the order granted.

(ii)           Ten Percent Stockholders. An Incentive Stock Option granted to a Participant who is the holder of record of more than ten percent (10%) of the combined voting power of all classes of stock of the Company shall have an exercise price at least equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of the Option shall not exceed five (5) years.

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(iii)          Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within ten (10) days thereof.

7.             STOCK APPRECIATION RIGHTS

(a)         Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee.

(b)         Award Agreement. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement.

(i)            Grant Price. The grant price shall be determined by the Committee; provided, however, and except as provided in Section 14, that such price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)           Term. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)          Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part. At the discretion of the Committee, the payment upon exercise may be in cash, shares of Common Stock or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination as to the form of settlement shall be set forth in the Award Agreement.

(iv)          Termination of Continuous Service. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Appreciation Rights issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Continuous Service.

8.             RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)         Grant of Restricted Stock or Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(b)         Award Agreement. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement.

(i)            Restrictions on Transfer. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Unrestricted shares of Common Stock, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(ii)           Share Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)          Forfeiture. Upon termination of Continuous Service during the restriction period, except as determined otherwise by the Committee, all shares of Restricted Stock and all Restricted Stock Units that are then subject to restrictions shall be forfeited and reacquired by the Company.

9.             PERFORMANCE AWARDS

(a)         Grant of Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate.

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(b)         Award Agreement. Each grant of a Performance Award shall be evidenced by an Award Agreement.  Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i)            may be denominated or payable in cash, shares of Common Stock (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii)           shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(c)         Covered Employee. The Committee may from time to time grant Awards to Covered Employees that are intended to satisfy the performance-based compensation requirements of Section 162(m) of the Code. For purposes of such Awards, the Committee shall consider all of the requirements of Section 162(m), including the Qualifying Performance Criteria, approvals and certification by solely outside directors, the individual Award limits and any other requirements under Section 162(m) of the Code.

10.          OTHER STOCK-BASED AWARDS

The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares of Common Stock or other securities delivered pursuant to a purchase right granted under this Section 10 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, or other Awards, or any combination thereof, as the Committee shall determine.

11.          DIVIDEND EQUIVALENTS

The Committee is hereby authorized to grant to Participants the right, if so determined by the Committee, to receive, currently, or on a deferred basis, dividends or Dividend Equivalents, with respect to the shares of Common Stock covered by the Award. The Committee may provide that any dividends paid on shares of Common Stock subject to an Award must be reinvested in additional shares of Common Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Award. Notwithstanding the award of Dividend Equivalents or dividends, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt. All distributions, if any, received by a Participant with respect to an Award as a result of any split, Common Stock dividend, combination of shares of Common Stock, or other similar transaction shall be subject to the restrictions applicable to the original Award.

12.          TAX WITHHOLDING

The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, shares of Common Stock, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

13.          CANCELLATION AND RE-GRANT OF OPTIONS

(a)         Subject to subsection (b) of this Article 13, the Board shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than 100% of the Fair Market Value, or, in the case of a ten percent (10%) stockholder (as defined in subsection 6(c)), not less than 110% of the Fair Market Value) per share of Common Stock on the new grant date.

(b)         Prior to the implementation of any such repricing or cancellation of one or more outstanding Options as described in Section 13(c), the Board shall obtain the approval of the stockholders of the Company to the extent required by the New York Stock Exchange, Nasdaq or other securities exchange listing requirements applicable to the Company, or applicable law.

(c)         To the extent required by Section 162(m) of the Code, shares subject to an Option canceled under this Section 13 shall continue to be counted against the maximum award of Options permitted to be granted during any calendar year to an individual Participant pursuant to Section 4(b) of the Plan. The repricing of an Option hereunder resulting in a reduction of the exercise price shall be deemed to be a cancellation of the original Option and the grant of a new Option; in the event of such repricing, both the

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original and the new Options shall be counted against the maximum awards of Options permitted to be granted during any calendar year to an individual Participant pursuant to Section 4(b) of the Plan.  The provisions of this Section 13(c) shall be applicable only to the extent required by Section 162(m) of the Code.

14.          ADJUSTMENTS UPON CHANGES IN STOCK

(a)         Changes in Capital. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards. Such adjustments shall be made by the Committee proportionately, so as to put the Participant in the same economic position both prior to and after the change in capital. The determination of the Committee shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)         Change of Control. In the event of a Change of Control, to the extent permitted by applicable law:  (i) any surviving corporation (or an Affiliate thereof) shall assume any Awards outstanding under the Plan or shall substitute similar Awards for those outstanding under the Plan and (ii) such Awards shall continue in full force and effect. In the event any surviving corporation (or an Affiliate) refuses to assume or continue such Awards, or to substitute similar Awards for those outstanding under the Plan, then vesting (or release from the repurchase option) shall accelerate such that such Awards are fully vested at such event and shall be exercisable for a period of 15 days after notice from the Company. If not so exercised within the 15 day period, then such Awards shall be terminated.

15.          GENERAL PROVISIONS

(a)         Forms of Payment for Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, rights in or shares issuable under the Award or other Awards, other securities, or other Awards or any combination thereof, and may be in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with the rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(b)         Limits on Transfer of Awards. Except as provided by the Committee, no Award, and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of a Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(c)         Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the shares of Common Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Award, including without limitation: (i) restrictions under an insider trading policy or pursuant to applicable law; (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements; (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (iv) provisions requiring shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

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(d)         Share Certificates. All shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock or other securities are then listed, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the registration or delivery of stock certificates through the use of book-entry registration.

(e)         Changes in Accounting or Tax Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify, as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

(f)          Non-exclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.

(g)         Other Award Agreement Provisions. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

(h)         Other Employee Benefits. The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock, receipt of Performance Shares, distributions with respect to Restricted Stock Units, Performance Awards, or Other Stock-Based Awards shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such employee are determined, including without limitation, benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

(i)          Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(j)          Governing Law. The validity and construction of this Plan and the Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

(k)         Section 409A. Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code.  If any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the Plan provision or Award will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Award.  The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify an Award in any manner and delay the payment of any amounts payable pursuant to an Award to the minimum extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable.

(l)          Stockholder Rights. No Participant nor any other holder of an Award granted under the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise of the Award or lapse of restrictions pursuant to its terms.

16.          AMENDMENT, MODIFICATION AND TERMINATION

(a)         Amendment, Modification, and Termination. Subject to Sections 3, 15(k) and 16(b), and only upon unanimous approval of the entire Board, the Board may at any time terminate, and from time to time may amend or modify the Plan; provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

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(b)         Awards Previously Granted. Except as otherwise may be required under Section 15(k), notwithstanding Section 16(a), to the contrary, no amendment, modification or termination of the Plan or Award Agreement shall adversely affect in any material way any previously granted Award, without the written consent of the Participant holding such Award.

17.          STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN

The Plan shall be effective immediately upon approval by the stockholders. Unless sooner terminated by the Board, this Plan shall terminate automatically on March 8, 2026. After the Plan is terminated, no Awards may be granted. Awards outstanding at the time the Plan is terminated shall remain outstanding in accordance with the terms and conditions of the Plan and the Award Agreement.

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ANNUAL MEETING OF STOCKHOLDERS OF EVOLVING SYSTEMS, INC. June 14, 2017 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at – www.evolving.com/investors Please mark, date, sign and mail your proxy card in the envelope provided as soon as possible. \*/ Please detach along perforated line and mail in the envelope provided. \*/ THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 and 4. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR  AGAINST  ABSTAIN  1. ELECTION OF DIRECTORS 2. APPROVAL OF AMENDMENT TO THE COMPANY’S 2016 STOCK INCENTIVE PLAN.   FOR ALL NOMINEES NOMINEES: ( ) David J. Nicol ( ) David S. Oros ( ) Richard R. Ramlall ( ) Julian D. Singer ( ) Matthew Stecker ( ) Thomas Thekkethala 3. APPROVAL OF THE COMPENSATION    OF OUR NAMED EXECUTIVE OFFICERS. WITHHOLD AUTHORITY FOR ALL NOMINEES  4. RATIFICATION OF SELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.     FOR ALL EXCEPT (See instructions below)       You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card. In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting. INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ( • ) This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of each nominee for director and FOR Proposals 2, 3 and 4. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. EVOLVING SYSTEMS, INC. 9777 Pyramid Court, Suite 100 Englewood, Colorado 80112 Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders—June 14, 2017 The undersigned hereby constitutes and appoints Daniel J. Moorhead his/her true and lawful agent and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Evolving Systems, Inc. to be held at the offices of Evolving Systems, Inc. at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on Wednesday, June 14, 2017, at 9:00 a.m. local time and at any postponements, continuations or adjournments thereof, on all matters coming before said meeting. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF EVOLVING SYSTEMS, INC. June 14, 2017 PROXY VOTING INSTRUCTIONS MAIL—Mark, date, sign and mail your proxy card in the envelope provided as soon as possible. -OR-TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. -OR-INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page. COMPANY NUMBER ACCOUNT NUMBER You may enter your voting instructions at 1-800-PROXIES or www. voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at – www.evolving.com/investors \*/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \*/ THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 and 4. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE FOR  AGAINST  ABSTAIN  1. ELECTION OF DIRECTORS 2. APPROVAL OF AMENDMENT TO THE COMPANY’S 2016 STOCK INCENTIVE PLAN.  FOR ALL NOMINEES  WITHHOLD AUTHORITY FOR ALL NOMINEES NOMINEES: 3. APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.             ( ) David J. Nicol ( ) David S. Oros ( ) Richard R. Ramlall ( ) Julian D. Singer ( ) Matthew Stecker ( ) Thomas Thekkethala 4. RATIFICATIONOFSELECTION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  FOR ALL EXCEPT (See instructions below)    INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ( • )

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.